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                                                                  EXHIBIT 1.1

                                                                [EXECUTION COPY]



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                                  $347,077,774
                                  (Approximate)

            FIRST UNION RESIDENTIAL SECURITIZATION TRANSACTIONS, INC.

                Mortgage Pass-Through Certificates, Series 1998-A


                             UNDERWRITING AGREEMENT

                                                                  April 24, 1998

FIRST UNION CAPITAL MARKETS,
 a division of WHEAT FIRST SECURITIES, INC.
One First Union Center DC-8
Charlotte, North Carolina  28288

DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
277 Park Avenue, 9th Floor
New York, New York  10172

Ladies and Gentlemen:

        First Union Residential Securitization Transactions, Inc. (the "Depositor"), a North Carolina corporation, is a wholly-owned, special-purpose subsidiary of First Union National Bank of North Carolina ("FUNB"), a national banking association. The Depositor has authorized the issuance and sale of its Mortgage Pass-Through Certificates, Series 1998-A, consisting of (i) Class SA-1, Class SA-2, Class SA-3, Class SA-4, Class SA-5 and Class SA-X (the "Class SA Certificates"), (ii) Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 and Class A-X (the "Class A Certificates"), (iii) Class M, Class B-1 and Class B-2 (the "Senior Subordinate Certificates"), (iv) Class R-I and R-II (the "Residual Certificates" and, together with the Class SA Certificates, the Class A Certificates and the Senior Subordinate Certificates, the "Offered Certificates"), and (v) Class B-3, Class B-4 and Class B-5 (the "Junior Subordinate Certificates" and, together with the Offered Certificates, the "Certificates"). Each Class of the Certificates evidences interests in a pool (the "Trust Fund") of fixed-rate mortgage loans (the "Mortgage Loans"), secured by first deeds of trust and mortgages on one- to four-family residential properties.

         Only the Offered Certificates are being purchased by First Union Capital Markets, a division of Wheat First Securities, Inc. ("FUCM") and Donaldson, Lufkin & Jenrette Securities


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Corporation ("DLJ" and, together with FUCM, the "Underwriters"), severally, in the amount set forth opposite their names on Schedule A, except that the amount purchased by each Underwriter may change in accordance with Section 10 of this Agreement.

         The Certificates will be issued under a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of April 1, 1998, among the Depositor, FUNB, as seller (the "Seller"), First Union Mortgage Corporation as servicer (the "Servicer"), and Norwest Bank Minnesota, National Association, as trustee and document custodian (the "Trustee"). The Certificates will evidence fractional undivided interests in the Trust Fund. The assets of the Trust Fund will include, among other things, the Mortgage Loans conveyed to the Trust Fund on April 29, 1998, and such amounts as may be held by the Trustee in any accounts held by the Trustee for Trust Fund including a pre-funding amount. The aggregate undivided interest in the Trust Fund represented by the Offered Certificates initially will be equal to $347,077,774 of principal, which represents 99.15% of the actual principal balances of the Mortgage Loans as of April 1, 1998 (thc "Cut-Off Date") and amounts in the pre-funding account. Forms of the Pooling and Servicing Agreement have been filed as exhibits to the Registration Statement (hereinafter defined).

         One or more elections will be made to treat certain segregated pools of assets of the Trust Fund as "real estate mortgage investment conduits" (each, a "REMIC") for federal income tax purposes. The Certificates (other than the Class R Certificates) will constitute "regular interests" in a REMIC, and each component of the Class R Certificates will constitute "residual interests" in a REMIC.

         The Offered Certificates are more fully described in the Registration Statement (defined below) which the Depositor has furnished to the Underwriters. Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.

         Simultaneously with the execution of the Pooling and Servicing Agreement, the Depositor will enter into a mortgage loan purchase agreement (the "Purchase Agreement") with the Seller, pursuant to which the Seller will transfer to the Depositor all of its right, title and interest in and to the Mortgage Loans as of the Cut-Off Date and the collateral securing each Mortgage Loan.

         SECTION 1.        REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR

         The Depositor represents and warrants to, and agrees with the Underwriters that:

         (a) A Registration Statement on Form S-3 (No. 333-3574), as amended, has (i) been prepared by the Depositor in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) as amended by Pre-Effective Amendment No. 2 thereto, become effective under the Securities Act. Copies of such Registration Statement have been delivered by the Depositor to the Underwriters. As used in this Agreement, "Effective Time" means the date and the time as of which such Registration


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Statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Registration Statement" means such registration statement at the Effective Time, including any documents incorporated by reference therein at such time; and "Prospectus" means the final prospectus, dated April 24, 1998, as first supplemented by a prospectus supplement, dated April 24, 1998 (the "Prospectus Supplement"), relating to the Offered Certificates, as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations. Reference made herein to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of the Prospectus and any reference to any amendment or supplement to the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date of the Prospectus and incorporated by reference in the Prospectus; and any reference to any amendment to the Registration Statement shall be deemed to include any report of the Depositor filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement. The Commission has not issued, and the Depositor has not received any notification that the Commission intends to issue any order preventing or suspending the use of the Registration Statement. There are no contracts or documents of the Depositor which are required to be filed as exhibits to the Registration Statement pursuant to the Securities Act or the Rules and Regulations which have not been so filed or incorporated by reference therein on or prior to the Closing Date (defined below). The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

         To the extent that any Underwriter (A) has provided to the Depositor Collateral Term Sheets (defined below) that such Underwriter has provided to a prospective investor, the Depositor has filed such Collateral Term Sheets as an exhibit to a report on Form 8-K within two business days of its receipt thereof, or (B) has provided to the Depositor Structural Term Sheets or Computational Materials (each as defined below) that such Underwriter has provided to a prospective investor, the Depositor will file or cause to be filed with the Commission a report on Form 8-K containing such Structural Term Sheets and Computational Material as soon as reasonably practicable after the date of this Agreement, but in any event not later than the date on which the Prospectus is filed with the Commission pursuant to Rule 424 of the Rules and Regulations.

         (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all respects to the requirements of the Securities Act and the Rules and Regulations. The Registration Statement, as of the Effective Date thereof and of any amendment thereto, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus as of its date, and as amended or supplemented as of the Closing Date does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted


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from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Depositor in writing by the Underwriters expressly for use therein. The parties hereto acknowledge that the only information provided by the Underwriters is that information described in
Section 8(h).

         (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (d) Since the respective dates as of which information is given in the Prospectus, there has not been any material adverse change in the general affairs, management, financial condition, or results of operations of the Depositor, otherwise than as set forth or contemplated in the Prospectus as supplemented or amended as of the Closing Date.

         (e) The Depositor has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties, to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement, the Pooling and Servicing Agreement and the Purchase Agreement, and to cause the Certificates to be issued.

         (f) There are no actions, proceedings or investigations pending before or, to the knowledge of the Depositor, threatened by any court, administrative agency or other tribunal to which the Depositor is a party or of which any of its properties is the subject (i) which if determined adversely to the Depositor would have a material adverse effect on the business or financial condition of the Depositor, (ii) asserting the invalidity of this Agreement, the Pooling and Servicing Agreement, the Purchase Agreement or the Certificates, (iii) seeking to prevent the issuance of the Certificates or the consummation by the Depositor of any of the transactions contemplated by the Pooling and Servicing Agreement, the Purchase Agreement or this Agreement, as the case may be, or (iv) which might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, the Pooling and Servicing Agreement, the Purchase Agreement, this Agreement or the Certificates.

         (g) This Agreement has been, and the Pooling and Servicing Agreement and the Purchase Agreement when executed and delivered as contemplated hereby and thereby will have


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been, duly authorized, executed and delivered by the Depositor, and this
Agreement constitutes, and the Pooling and Servicing Agreement and the Purchase Agreement, when executed and delivered as contemplated herein, will constitute, legal valid and binding instruments enforceable against the Depositor in accordance with their respective terms, subject as to enforceability to (i) applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally, (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and (iii) with respect to rights of indemnity under this Agreement and the Purchase Agreement, limitations of public policy under applicable securities laws.

         (h) The execution, delivery and performance of this Agreement, the Pooling and Servicing Agreement and the Purchase Agreement by the Depositor and the consummation of the transactions contemplated hereby and thereby, and the issuance and delivery of the Certificates do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Depositor is a party, by which the Depositor is bound or to which any of the property or assets of the Depositor or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the articles of incorporation or bylaws of the Depositor or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or any of its properties or assets.

         (i) Deloitte & Touche LLP are independent public accountants with respect to the Depositor as required by the Securities Act and the Rules and Regulations.

         (j) The direction by the Depositor to the Trustee to execute, authenticate, issue and deliver the Certificates has been duly authorized by the Depositor, and assuming the Trustee has been duly authorized to do so, when executed, authenticated, issued and delivered by the Trustee in accordance with the Pooling and Servicing Agreement, the Certificates will be validly issued and outstanding and will be entitled to the benefits provided by the Pooling and Servicing Agreement.

         (k) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States is required for the issuance of the Certificates and the sale of the Certificates to the Underwriters, or the consummation by the Depositor of the other transactions contemplated by this Agreement, the Pooling and Servicing Agreement and the Purchase Agreement, except such consents, approvals, authorizations, registrations or qualifications as may be required under the Securities Act or state securities or Blue Sky laws in connection with the purchase and distribution of the Certificates by the Underwriters or as have been completed or obtained.

         (l) The Depositor possesses all material licenses, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now conducted by it and as described in the Prospectus, and the Depositor has not received notice of any proceedings relating to the revocation or modification of any such


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license, certificate, authority or permit which if decided adversely to the
Depositor would, singly or in the aggregate, materially and adversely affect the conduct of its business, operations or financial condition.

         (m) At the time of execution and delivery of the Pooling and Servicing Agreement, the Depositor will: (i) have good title to the interest in the Mortgage Loans conveyed by the Seller, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively, "Liens"); (ii) not have assigned to any person (other than the Trustee) any of its right, title or interest in the Mortgage Loans, the Purchase Agreement or the Pooling and Servicing Agreement; and (iii) have the power and authority to sell its interest in the Mortgage Loans to the Trustee and to sell the Offered Certificates to the Underwriters. Upon execution and delivery of the Pooling and Servicing Agreement by the Trustee and any related instruments of transfer or assignment by the Depositor (except as permitted in the Pooling and Servicing Agreement), the Trustee will have acquired beneficial ownership of all of the Depositor's right, title and interest in and to the Mortgage Loans. Upon delivery to the Underwriters of the Offered Certificates, the Underwriters will have good title to the Offered Certificates free of any Liens.

         (n) As of the Cut-Off Date, the Mortgage Loans will meet the eligibility criteria described in the Prospectus and will conform to the descriptions thereof contained in the Prospectus.

         (o) Neither the Depositor nor the Trust Fund created by the Pooling and Servicing Agreement is an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations of the Commission thereunder.

         (p) At the Closing Date, the Certificates and the Pooling and Servicing Agreement will conform in all material respects to the descriptions thereof contained in the Prospectus.

         (q) At the Closing Date, the Offered Certificates so designated in the Prospectus will be "mortgage related securities", as defined in Section 3(a)(41) of the Exchange Act.

         (r) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of this Agreement, the Pooling and Servicing Agreement, the Purchase Agreement and the Certificates have been paid or will be paid at or prior to the Closing Date.

         (s) At the Closing Date, each of the representations and warranties of the Depositor set forth in the Pooling and Servicing Agreement will be true and correct in all material respects.

         (t) All Seller-Provided Information (defined below) was true and correct in all material respects as of the date it was provided to the Underwriters.

         Any certificate signed by an officer of the Depositor and delivered to the Underwriters or counsel for the Underwriters in connection with an offering of the Certificates shall be deemed,


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and shall state that it is, a representation and warranty as to the matters covered thereby to each person to whom the representations and warranties in this Section 1 are made.

         SECTION 2.        PURCHASE AND SALE

         The commitment of the Underwriters to purchase the Offered Certificates pursuant to this Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the satisfaction of the terms and conditions set forth herein. The Depositor agrees to instruct the Trustee to issue and agrees to sell to the Underwriters, and the Underwriters agree (except as provided in Sections 10 and 11 hereof) to purchase from the Depositor the Offered Certificates at the purchase price set forth in Schedule A.

         SECTION 3.        DELIVERY AND PAYMENT

         Delivery of and payment for the Certificates to be purchased by the Underwriters shall be made at the offices of Kilpatrick Stockton LLP, 3500 One First Union Center, 301 South College Street, Charlotte, North Carolina 28202-6001, or at such other place as shall be agreed upon by the Underwriters and the Depositor, at 10:00 a.m. Charlotte, North Carolina time on April 29, 1998, or at such other time or date as shall be agreed upon in writing by the Underwriters and the Depositor (such date being referred to as the "Closing Date"). Payment shall be made to the Depositor by wire transfer of same day funds payable to the account of the Depositor. Delivery of the Certificates shall be made to the Underwriters for the account of the Underwriters against payment of the purchase price thereof. The Offered Certificates (other than the Residual Certificates) shall be delivered in book-entry form through The Depository Trust Company in such denominations and registered in such names as the Underwriters may request in writing at least two business days prior to the Closing Date. The Residual Certificates shall be registered in such names and delivered to such persons as the Underwriters may request in writing at least two Business Days prior to the Closing Date. The Offered Certificates will be made available for examination by the Underwriters no later than 2:00 p.m. Charlotte, North Carolina time on the first business day prior to the Closing Date.

         SECTION 4.        OFFERING BY THE UNDERWRITERS

         It is understood that, subject to the terms and conditions hereof, the Underwriters propose to offer the Offered Certificates for sale to the public as set forth in the Prospectus.

         SECTION 5.        COVENANTS OF THE DEPOSITOR

         The Depositor agrees as follows:

         (a) To prepare the Prospectus in a form approved by the Underwriters and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or to


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the Prospectus prior to the Closing Date except as permitted herein; to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriters with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Depositor with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and, for so long as the delivery of a prospectus is required in connection with the offering or sale of the Offered Certificates, to promptly advise the Underwriters of its receipt of notice of the issuance by the Commission of any stop order or of: (i) any order preventing or suspending the use of the Prospectus; (ii) the suspension of the qualification of the Offered Certificates for the offering or sale in any jurisdiction; (iii) the initiation of or threat of any proceeding for any such purpose; or (iv) any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information. In the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or suspending any such qualification, the Depositor promptly shall use its best efforts to obtain the withdrawal of such order by the Commission.

         (b) To furnish promptly to the Underwriters and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, including all consents and exhibits filed therewith.

         (c) To deliver promptly to the Underwriters such number of the following documents as the Underwriters shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case including exhibits); (ii) the Prospectus and any amended or supplemented Prospectus; and (iii) any document incorporated by reference in the Prospectus (including exhibits thereto). If the delivery of a prospectus is required at any time prior to the expiration of nine months after the Effective Time in connection with the offering or sale of the Offered Certificates, and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, the Depositor shall notify the Underwriters and, upon the Underwriters' request, shall file such document and prepare and furnish without charge to the Underwriters and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which corrects such statement or omission or effects such compliance, and in case the Underwriters are required to deliver a Prospectus in connection with sales of any of the Offered Certificates at any time nine months or more after the Effective Time, upon the request of the Underwriters but at its expense, the Depositor shall prepare and deliver to the Underwriters as many copies as the Underwriters may reasonably request of an amended or supplemented Prospectus complying with
Section 10(a)(3) of the Securities Act.


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         (d) To file promptly with the Commission any amendment to the
Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Depositor or the Underwriters, be required by the Securities Act or requested by the Commission.

         (e) Prior to filing with the Commission any (i) supplement to the Prospectus, or document incorporated by reference in the Prospectus, or (ii) Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Underwriters and counsel for the Underwriters and obtain the consent of the Underwriters to the filing.

         (f) To use its best efforts, in cooperation with the Underwriters, to qualify the Offered Certificates for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Underwriters may designate, and maintain or cause to be maintained such qualifications in effect for as long as may be required for the distribution of the Offered Certificates. The Depositor will file or cause the filing of such statements and reports as may be required by the laws of each jurisdiction in which the Offered Certificates have been so qualified.

         (g) So long as the Offered Certificates shall be outstanding, to deliver to the Underwriters as soon as such statements are furnished to the
Trustee: (i) the annual statement as to compliance delivered to the Trustee pursuant to Section 3.10 of the Pooling and Servicing Agreement, (ii) the annual statement of a firm of independent public accountants furnished to the Trustee pursuant to Section 3.11 of the Pooling and Servicing Agreement; and (iii) the Monthly Statement furnished to the Certificateholders pursuant to Section 5.2 of the Pooling and Servicing Agreement.

         (h) To apply the net proceeds from the sale of the Offered Certificates in the manner set forth in the Prospectus.

         SECTION 6.        CONDITIONS TO THE UNDERWRITERS' OBLIGATIONS

         The obligations of the Underwriters to purchase the Offered Certificates pursuant to this Agreement are subject to: (1) the accuracy on and as of the Closing Date of the representations and warranties on the part of the Depositor herein contained; (2) the performance by the Depositor of all of its obligations hereunder; and (3) the following conditions as of the Closing Date:

         (a) The Underwriter shall have received confirmation of the effectiveness of the Registration Statement. No stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission. Any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus shall have been complied with.


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         (b) Neither Underwriter shall have discovered and disclosed to the
Depositor on or prior to the Closing Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact or omits to state a fact which, in the opinion of Kennedy Covington Lobdell & Hickman, L.L.P., counsel for the Underwriters, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

         (c) All corporate proceedings and other legal matters relating to the authorization, form and validity of this Agreement, the Pooling and Servicing Agreement, the Purchase Agreement, the Offered Certificates, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all respects to counsel for the Underwriters, and the Depositor shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

         (d) Kilpatrick Stockton LLP shall have furnished to the Underwriters their written opinion, as counsel to the Depositor and FUNB, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), Duff & Phelps Credit Rating Co. ("DCR") and the Underwriters (all of whom shall be entitled to rely on such opinion as if an addressee), to the effect that:

             (i) This Agreement, the Pooling and Servicing Agreement and the Purchase Agreement, assuming the due authorization, execution and delivery of such agreements by the other parties thereto, constitute the legal, valid and binding agreements of the Depositor and FUNB, as applicable, enforceable against the Depositor and FUNB, as applicable, in accordance with their terms, subject as to enforceability to (A) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (B) the qualification that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion, with respect to such remedies, of the court before which any proceedings with respect thereto may be brought, and (C) with respect to rights of indemnity under this Agreement, the Pooling and Servicing Agreement and the Purchase Agreement, limitations of public policy under applicable securities laws.

             (ii) The conditions to the use by the Depositor of a registration statement on Form S-3 under the Securities Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Registration Statement and the Prospectus.

             (iii) The Registration Statement and any amendments thereto have become effective under the Securities Act; to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and not withdrawn and no proceedings for that purpose have been instituted or threatened and not terminated; and the Registration Statement, the Prospectus and each amendment or supplement thereto, as of their respective effective or issue dates (other than the financial


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         and statistical information contained therein, as to which such counsel need express no opinion), complied as to form in all material respects with the applicable requirements of the Securities Act and the Rules and Regulations.

                  (iv) To the best of such counsel's knowledge, there are no material contracts, indentures or other documents of a character required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto.

                  (v) The statements in the base Prospectus under the headings "Summary of Terms--Certain Federal Income Tax Consequences" and "--ERISA Considerations" and "Certain Legal Aspects of the Mortgage Loans," "ERISA Considerations" and "Certain Federal Income Tax Consequences," and the statements in the Prospectus Supplement under the headings "Summary of Terms of the Offered Certificates--Certain Federal Income Tax Consequences" and "--ERISA Considerations," "Certain Federal Income Tax Consequences" and "ERISA Considerations," to the extent that they constitute matters of federal law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects with respects to those consequences or aspects that are discussed.

                  (vi) The Pooling and Servicing Agreement and the Certificates conform in all material respects to the description thereof contained in the Prospectus and are not required to be qualified under the Trust Indenture Act of 1939, as amended, and the Trust Fund is not required to be registered under the 1940 Act.

                  (vii) Neither the Depositor nor the Trust Fund is an "investment company" or under the control of an "investment company" as such terms are defined in the 1940 Act.

                  (viii) The Trust Fund as described in the Prospectus Supplement and the Pooling and Servicing Agreement will qualify as one or more "real estate mortgage investment conduits" within the meaning of Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"), assuming: (A) elections are made to treat the Trust Fund as one or more REMICs, (B) compliance with the Pooling and Servicing Agreement and (C) compliance with changes in the law, including any amendments to the Code or applicable Treasury regulations thereunder.

                  (ix) The Offered Certificates will, when issued, conform to the description thereof contained in the Prospectus, and the Classes so designated in the Prospectus will be "mortgage related securities", as defined in Section 3(a)(41) of the Exchange Act.

                  (x) FUNB is existing in good standing as a national banking association organized under the laws of the United States of America.

                  (xi) FUNB has full corporate power and authority to enter into and fulfill its obligations under the Purchase Agreement and the Pooling and Servicing Agreement and to transfer the Mortgage Loans to the Depositor as contemplated in the Purchase Agreement.

                  (xii) The Pooling and Servicing Agreement and the Purchase Agreement have been duly authorized, executed and delivered by the FUNB.

                  (xiii) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body having jurisdiction over FUNB is required for the consummation by FUNB of the transactions contemplated by the Pooling and Servicing Agreement and the Purchase Agreement, except such consents, approvals, authorizations, registrations and qualifications as have been obtained.

                  (xiv) The Depositor has been incorporated and is existing as a corporation in good standing under the laws of its jurisdiction of incorporation, is qualified to do business and is in good standing in North Carolina, and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement, the Pooling and Servicing Agreement and the Purchase Agreement, and to cause the Certificates to be issued.

                  (xv) This Agreement, the Pooling and Servicing Agreement, and the Purchase Agreement have been duly authorized, executed and delivered by the Depositor.

                  (xvi) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States is required for the issuance of the Certificates, and the sale of the Certificates to the Underwriters, or the consummation by the Depositor of the other transactions contemplated by this Agreement, the Pooling and Servicing Agreement and the Purchase Agreement, except such consents, approvals, authorizations, registrations or qualifications as may be required under the Securities Act or state securities or Blue Sky laws in connection with the purchase and distribution of the Certificates by the Underwriters or as have been previously obtained.

                  (xvii) The direction by the Depositor to the Trustee to execute, issue, authenticate and deliver the Certificates has been duly authorized by the Depositor and, assuming that the Trustee has been duly authorized to do so, when executed, authenticated and delivered by the Trustee against payment of the agreed upon consideration therefor in accordance with the Pooling and Servicing Agreement, the Certificates will be validly issued and outstanding and will be entitled to the benefits of the Pooling and Servicing Agreement.

         Such counsel shall also have furnished to the Underwriters a written statement addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the

Underwriters to the effect that no facts have come to the attention of such counsel which lead them to believe that: (A) the Registration Statement (other than (1) the documents incorporated therein by reference (including, without limitation, any Structural Term Sheets, Collateral Term Sheets and Computational Materials) and (2) the financial and statistical information contained therein, as to which no opinion shall be given at the time it became effective, or at the date of such opinion) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) the Prospectus (other than (1) the information incorporated therein by reference (including, without, limitation, any Structural Term Sheets, Collateral Term Sheets and Computational Materials) and (2) the financial, statistical and numerical information contained therein, as to which no opinion shall be expressed) contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (e) The Underwriters shall have received the favorable opinion, dated the Closing Date, of Kilpatrick Stockton LLP, counsel to the Depositor, addressed to the Depositor and satisfactory to S&P, DCR and the Underwriters, with respect to certain matters relating to the transfer of the Mortgage Loans to the Trust Fund, and such counsel shall have consented to reliance on such opinion by S&P and DCR as though such opinion had been addressed to each such party.

         (f) The Underwriters shall have received the favorable opinion, dated the Closing Date, of Kilpatrick Stockton LLP, counsel to FUNB, addressed to the Depositor and satisfactory to S&P, DCR and the Underwriters, with respect to certain matters relating to the transfer of the Mortgage Loans to the Depositor, and such counsel shall have consented to reliance on such, opinion by S&P and DCR as though such opinion had been addressed to each such party.

         (g) FUNB shall have furnished to the Underwriters a written opinion of counsel to FUNB (who may be an employee of FUNB or of an affiliate of FUNB), addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Underwriters, to the effect that:

             (i) The execution, delivery and performance of the Pooling and Servicing Agreement and the Purchase Agreement by FUNB and the consummation of the transactions contemplated thereby do not and will not conflict with or result in a material breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel and to which FUNB is a party or by which FUNB is bound or to which any of the property or assets of FUNB or any of its subsidiaries is subject. Nor will such actions result in any violation of the provisions of the articles of incorporation or bylaws of FUNB or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over FUNB or any of its properties or assets.

             (ii) There are no actions, proceedings or investigations pending before or, to the best knowledge of such counsel, threatened by any court, administrative agency or other tribunal to which FUNB is a party or of which any of its properties is the subject: (A) which if determined adversely to FUNB would have a material adverse effect on the business, results of operations or financial condition of FUNB; (B) asserting the invalidity of the Pooling and Servicing Agreement, the Purchase Agreement or the Certificates; (C) seeking to prevent the issuance of the Certificates or the consummation by FUNB of any of the transactions contemplated by the Pooling and Servicing Agreement or the Purchase Agreement; or (D) which might materially and adversely affect the performance by FUNB of its obligations under, or the validity or enforceability of, the Pooling and Servicing Agreement, the Purchase Agreement or the Certificates.

         (h) Counsel for the Depositor (who may be an employee of FUNB or an affiliate of FUNB) shall have furnished to the Underwriters its written opinion, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Underwriters, to the effect that:

             (i) The execution, delivery and performance of this Agreement, the Pooling and Servicing Agreement and the Purchase Agreement by the Depositor, the consummation of the transactions contemplated hereby and thereby, and the issuance and delivery of the Certificates do not and will not conflict with or result in a material breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Depositor is a party or by which the Depositor is bound or to which any of the property or assets of the Depositor or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the articles of incorporation or bylaws of the Depositor or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or any of its properties or assets.

             (ii) There are no actions, proceedings or investigations pending before or, to the best knowledge of such counsel, threatened by any court, administrative agency or other tribunal to which the Depositor is a party or of which any of its properties is the subject: (A) which if determined adversely to the Depositor would have a material adverse effect on the business, results of operations or financial condition of the Depositor; (B) asserting the invalidity of the Pooling and Servicing Agreement, the Purchase Agreement or the Certificates; (C) seeking to prevent the issuance of the Certificates or the consummation by the Depositor of any of the transactions contemplated by the Pooling and Servicing Agreement, the Purchase Agreement or this Agreement, as the case may be; or (D) which might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, the Pooling and Servicing Agreement, the Purchase Agreement, this Agreement or the Certificates.

         (i) The Underwriters shall have received the favorable opinion of counsel to the Trustee, dated the Closing Date, addressed to the Underwriters and in form and scope satisfactory to counsel to the Underwriters, which may include, among other items, opinions to the effect that:

             (i) The Trustee has been duly incorporated and is validly existing as a national banking association in good standing under the laws of the United States of America.

             (ii) The Trustee has duly authorized, executed and delivered the Pooling and Servicing Agreement, which constitutes the legal, valid and binding agreement of the Trustee, enforceable against the Trustee in accordance with its terms, subject, as to enforcement of remedies, to
         (A) applicable bankruptcy, insolvency, reorganization, and other similar laws affecting the rights of creditors generally, and (B) to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

             (iii) Upon the execution, authentication and delivery of the Certificates by the Trustee on the Closing Date, the Certificates will have been duly issued on behalf of the Trust Fund.

             (iv) The execution and delivery by the Trustee of the Pooling and Servicing Agreement and the performance by the Trustee of its obligations thereunder, including the execution and authentication of the Certificates, do not conflict with or result in a violation of the certificate of incorporation or bylaws of the Trustee or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trustee or any of its properties or assets.

             (v) The Trustee has full power and authority to execute and deliver the Pooling and Servicing Agreement and to perform its obligations thereunder.

             (vi) There are no actions, proceedings or investigations pending or threatened against or affecting the Trustee before of by any court, arbitrator, administrative agency or other governmental authority which, if decided adversely to the Trustee, would materially and adversely affect the ability of the Trustee to carry out the transactions contemplated in the Pooling and Servicing Agreement.

             (vii) No consent, approval or authorization of, or registration, declaration or filing with, any court or governmental agency or body of the United States of America or any state thereof is required for the execution, delivery or performance by the Trustee of the Pooling and Servicing Agreement.

         (j) The Underwriters shall have received the favorable opinion or opinions, dated the date of the Closing Date, of Kennedy Covington Lobdell & Hickman, L.L.P., counsel for the Underwriters, with respect to the issue and sale of the Certificates, the Registration Statement, this Agreement, the Prospectus and such other related matters as the Underwriters may reasonably require.

         (k) The Depositor shall have furnished to the Underwriters a certificate, dated the Closing Date, of its Chairman of the Board, its President or a Vice President stating that:

             (i) The representations and warranties of the Depositor in Section 1 of this Agreement are true and correct as of the Closing Date; and the Depositor has complied with all its agreements contained herein; and

             (ii) Such person has carefully examined the Registration Statement and the Prospectus and, in his or her opinion (A) as of the Effective Date, the Registration Statement and Prospectus did not include an untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus.

         (l) The Trustee shall have furnished to the Underwriters a certificate of the Trustee, signed by one or more duly authorized officers of the Trustee, dated the Closing Date, as to the due authorization, execution and delivery of the Pooling and Servicing Agreement by the Trustee and the acceptance by the Trustee of the trusts created thereby and the due execution, authentication and delivery of the Certificates by the Trustee thereunder and such other matters as the Underwriters shall reasonably request.

         (m) The Offered Certificates shall have received the ratings described in the Prospectus.

         (n) The Underwriters shall have received at or before the Closing Date, from Deloitte & Touche LLP, one or more letters, dated as of the date of this Agreement, in form reasonably acceptable to the Underwriters (the "Initial Letters"), and corresponding bring down letters dated as of the Closing Date,
(A) confirming that they are independent public accountants within the meaning of the Securities Act, and are in compliance with, the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (B) stating the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter, and (C) in the case of the bring-down letters, confirming in all material respects the conclusions and finding set forth in the Initial Letters.

         (o) Prior to the Closing Date, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Certificates as herein contemplated and related proceedings or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained, and all proceedings taken by the Depositor in connection with the issuance and sale of the Certificates as herein contemplated shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

         (p) Subsequent to the execution and delivery of this Agreement none of the following shall have occurred: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market shall have been suspended or minimum prices shall have been established on either of such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction; (ii) a banking moratorium shall have been declared by federal or state authorities;
(iii) the United States shall have become engaged in hostilities, there shall have been an escalation of hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States; or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets of the United States shall be such) as to make it, in the judgment of the Underwriters, impractical or inadvisable to proceed with the public offering or delivery of the Certificates on the terms and in the manner contemplated in the Prospectus.

         If any condition specified in this Section 6 shall not have been fulfilled when and as required to be fulfilled this Agreement may be terminated by the Underwriters by notice to the Depositor at any time at or prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Section 7.

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters,

         SECTION 7.        PAYMENT OF EXPENSES

         All costs and expenses incident to the transactions contemplated by this Agreement and the Pooling and Servicing Agreement, including all costs and expenses incident to the performance of the obligations of the Depositor (including costs and expenses of its counsel), shall be borne by the Depositor; provided that (a) each of the Underwriters agrees to pay one-half of the fees and expenses of Kennedy Covington Lobdell & Hickman, L.L.P., as Underwriter's counsel, and (b) DLJ agrees to pay all fees and expenses of qualifying the Certificates under the securities laws of the several jurisdictions as provided in Section 5(g) hereof and of preparing, printing and distributing a "Blue Sky Memorandum" (including related fees and expenses of Blue Sky counsel).

        If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 6, Section 10 or Section 11, the Depositor shall reimburse the Underwriters for all reasonable out-of-pocket expenses, including fees and disbursements of Kennedy Covington Lobdell & Hickman, L.L.P.

         SECTION 8.        INDEMNIFICATION AND CONTRIBUTION

         (a) (i) The Depositor and FUNB agree to indemnify and hold harmless the Underwriters, their directors and each person, if any, who controls the Underwriters within the meaning of Section 15 of the Securities Act from and against any and all loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim damage, liability or action relating to purchases and sales of the Offered Certificates), to which the Underwriters, their directors or any such controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (C) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or (D) the omission or alleged omission to state, in the Prospectus, a material fact required to be stated therein or necessary to make the statements in the Prospectus, in the light of the circumstances under which they were made, not misleading and shall reimburse each Underwriter, each such director and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by such Underwriter, such director or such controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action, as such expenses are incurred; provided, however, that the Depositor and FUNB shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Prospectus or the Registration Statement in reliance upon and in conformity with written information furnished to the Depositor by or on behalf of any of the Underwriters specifically for inclusion therein (as specified in Section 8(h) below). The foregoing indemnity agreement is in addition to any liability which the Depositor and FUNB may otherwise have to the Underwriters, its directors or any controlling person of the Underwriters.

             (ii) The Depositor and FUNB agree to indemnify and hold harmless DLJ, its directors and each person, if any, who controls DLJ within the meaning of Section 15 of the Securities Act from and against any and all loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Offered Certificates), to which DLJ, its directors or any such controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (A) any untrue statement or alleged untrue statement of a material fact contained in any prospectus used after July 28, 1998 (a "Market Making Prospectus"), or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse DLJ, each such director and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by DLJ, such director or such controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action, as such expenses are incurred; provided, however, the Depositor and FUNB shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in a Market Making Prospectus in reliance upon and in conformity with written information furnished to the Depositor by DLJ specifically for inclusion therein (as specified in Section 8(h) below). The foregoing indemnity agreement is in addition to any liability which the Depositor and FUNB may otherwise have to DLJ, its directors or any controlling person of DLJ under this Agreement.

         (b) (i) Each Underwriter severally agrees to indemnify and hold harmless the Depositor, each of its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Depositor within the meaning of Section 15 of the Securities Act against any and all loss, claim, damage or liability, or any action in respect thereof, to which the Depositor or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) an untrue, statement or alleged untrue statement of a material fact contained in the Registration Statement, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or (iv) the omission or alleged omission to state therein a material fact required to be stated in the Prospectus or necessary to make the statements in the Prospectus, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Depositor by or on behalf of the Underwriters specifically for inclusion therein (as specified in Section 8(h) below), and shall reimburse the Depositor and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Depositor or any director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Underwriters may otherwise have to the Depositor or any such director, officer or controlling person. Notwithstanding anything to the contrary contained in this Section 8, DLJ shall have no obligation to indemnify any party for any loss, claim, damage or liability or contribute to any such loss, claim, damage or liability in respect of untrue Statements or alleged untrue statements of material fact or omissions or alleged omissions to state a material fact contained in any Market Making Prospectus.

             (ii) DLJ shall indemnify and hold harmless FUCM and each person, if any, who controls FUCM within the meaning of Section 15 of the Securities Act from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which FUCM or any such controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in any Computational Materials (defined below) furnished or made available by DLJ to offerees of the Offered Certificates.

                  FUCM shall indemnify and hold harmless DLJ and each person, if any, who controls DLJ within the meaning of Section 15 of the Securities Act from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which DLJ or any such controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in any Computational Materials furnished or made available by FUCM to offerees of the Offered Certificates.

         (c) Promptly after receipt by any indemnified party under this Section 8 of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure; and, provided further, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8.

         If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

         Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel; or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by the Underwriters, if the indemnified parties under this Section 8 consist of the Underwriters or any of their directors and controlling persons, or by the Depositor, if the indemnified parties under this Section 8 consist of the Depositor or any of the Depositor's directors, officers or controlling persons.

         Each indemnified party, as a condition of the indemnity agreements contained in Section 8(a) and (b), shall use its best efforts to cooperate with the indemnifying parry in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

         Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected, without its written consent if (A) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (B) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

         (d) (i) Each Underwriter agrees to provide the Depositor no later than two Business Days prior to the day on which the Prospectus Supplement is required to be filed pursuant to Rule 424 with a copy of its Structural Term Sheets and Computational Materials (each as defined below), if any, for filing with the Commission an Form 8-K.

             (ii) Each Underwriter agrees to provide the Depositor with its Collateral Term Sheets no later than one Business Day prior to the day on which such Collateral Term Sheets are distributed to potential investors.

         (e) Each Underwriter agrees, severally and not jointly, assuming all Seller-Provided Information (defined below) is accurate and complete in all material respects, to indemnify and hold harmless the Depositor, each of the Depositor's officers who sign the Registration Statement and directors and each person who controls the Depositor within the meaning of Section 15 of the Securities Act against any and all losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in the Derived Information (defined below) provided by such Underwriter, or arise out of or are based upon the omission or alleged omission, when read in conjunction with the Prospectus, to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by him, her or it in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action as such expenses are incurred. The obligations of an Underwriter under this Section 8(e) shall be in addition to any liability which such Underwriter may otherwise have.

         The procedures set forth in Section 8(c) shall be equally applicable to this Section 8(e).

         (f) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a), (b) or (e) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Depositor on the one hand and the Underwriters on the other from the offering of the Certificates or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 8(c), in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Depositor on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.

         The relative benefits of the Underwriters and the Depositor shall be deemed to be in such proportions that the Underwriters are responsible for their pro rata portion of such losses, liabilities, claims, damages and expenses determined in accordance with the ratio that the difference between the purchase price paid to the Depositor by the Underwriters and the aggregate resale price received by the Underwriters bears to the purchase price paid to the Depositor by the Underwriters, and the Depositor shall be responsible for the balance.

         The relative fault of the Underwriters and the Depositor shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Depositor or by the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission and other equitable considerations.

         The Depositor and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(f) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(f), shall be deemed to include, for purposes of this Section 8(f), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

         In no case shall the Underwriters be responsible for any amount in excess of the difference between the purchase price paid to the Depositor by the Underwriters and the aggregate resale price received by the Underwriters. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (g) For purposes of this Section 8, the term "Derived Information" means such portion, if any, of the information delivered to the Depositor pursuant to Section 8(d) for filing with the Commission on Form 8-K as:

             (i) is not contained in the Prospectus without taking into account information incorporated therein by reference;

             (ii)  does not constitute Seller-Provided Information; and

             (iii) is of the type of information defined as Collateral Term Sheets, Structural Term Sheets or Computational Materials (as such term are interpreted in the No-Action Letters (defined below)).

"Seller-Provided Information" means the information contained on any computer tape furnished to the Underwriters by FUNB concerning the assets comprising the Trust Fund.

         The terms "Collateral Term Sheet" and "Structural Term Sheet" shall have the respective meanings assigned to them in the February 13, 1995, letter (the "PSA Letter") of Cleary, Gottlieb, Steen & Hamilton on behalf of the Public Securities Association (which letter, and the Commission staff's response thereto, were publicly available February 17, 1995). The term "Collateral Term Sheet," as used herein, includes any subsequent Collateral Term Sheet that reflects a substantive change in the information presented. The term "Computational Materials" has the meaning assigned to it in the May 17, 1994, letter (the "Kidder Letter" and, together with the PSA Letter, the "No-Action Letters") of Brown & Wood an behalf of Kidder, Peabody & Co., Inc. (which letter, and the SEC staffs response thereto, were publicly available May 20,
1994).

         DLJ shall cooperate with the Depositor and with Deloitte & Touche LLP in obtaining a letter, in form and substance satisfactory to the Depositor and DLJ, of Deloitte & Touche LLP regarding the information in any Form 8-K consisting of Computational Materials and/or Structural Term Sheets furnished by DLJ, in each case in EDGAR format as formatted by the Depositor. Any such letter shall be obtained prior to the filing of any such Form 8-K with the Commission at DLJ's sole expense.

         DLJ represents warrants to, and covenants with, the Depositor that the Derived Information is not misleading and not inaccurate in any material respect and that any Seller-Provided Information contained in any Form 8-K which is not otherwise inaccurate in any material respect is not presented in the Form 8-K in a way that is either misleading or inaccurate in any material respect. DLJ further covenants with the Depositor that if any Computational

Materials or Collateral Term Sheets contained in any Form 8-K are found to include any information that is misleading or inaccurate in any material respect, DLJ promptly shall inform the Depositor of such finding, provide the Depositor with revised and/or corrected Computational Materials or Collateral Term Sheets, as the case may be, and promptly prepare and deliver to the Depositor (in hard copy and EDGAR format) for filing with the Commission in accordance herewith, revised and/or corrected Computational Materials or Collateral Term Sheets, as the case may be.

         DLJ covenants that all Computational Materials and Collateral Term Sheets used by it shall contain the following legend:

         "THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DLJ AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         DLJ covenants that all Collateral Term Sheets used by it shall contain the following additional legend:

         "THIS INFORMATION CONTAINED HEREIN SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT."

         DLJ covenants that all Collateral Term Sheets (other than the initial Collateral Term Sheet) shall contain the following additional legend:

         "THIS INFORMATION CONTAINED HEREIN SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS, IF ANY."

         If the Underwriters do not provide any Computation Materials or Collateral Term Sheets to the Depositor pursuant to the preceding paragraphs, the Underwriters shall be deemed to have represented, as of the Closing Date, that they did not provide any prospective investors with any information in written or electronic form in connection with the offering of the Certificates that is required to be filed with the Commission in accordance with the No-Action Letters, and the Underwriters shall provide the Depositor with a certification to that effect on the Closing Date.

         (h) The Underwriters confirm that the information set forth (i) in the paragraph preceding the penultimate paragraph on the cover page, (ii) under the caption "Summary of Terms of the Offered Certificates--Denominations" in the Prospectus Supplement and (iii) in the first paragraph and the first sentence of the third paragraph under the caption "Underwriting" in the Prospectus Supplement is correct and, except for the additional information noted in the following sentence, constitutes the only information furnished in writing to the Depositor by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus. In addition, FUCM confirms that the information set forth in the penultimate paragraph on the cover page is correct and has been furnished in writing to the Depositor by FUCM specifically for inclusion in the Registration Statement and the Prospectus.

         SECTION 9.        REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE
DELIVERY

         All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Depositor submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or controlling persons thereof, or by or an behalf of the Depositor and shall survive delivery of any Certificates to the Underwriters.

         SECTION 10.       DEFAULT BY ONE OF THE UNDERWRITERS

         If one of the Underwriters participating in the public offering of the Offered Certificates shall fail at the Closing Date to purchase the Offered Certificates which it is obligated to purchase hereunder (the "Defaulted Certificates"), then the non-defaulting Underwriter shall have the right, within 24 hours thereafter, to purchase all, but not less than all, of the Defaulted Certificates in such amounts as may be agreed upon and upon the terms herein set forth. If, however, the non-defaulting Underwriter has not completed such arrangements within such 24-hour period, then:

                  (a) if the aggregate principal amount of Defaulted Certificates does not exceed 10% of the aggregate principal amount of the Offered Certificates to be purchased pursuant to this Agreement, the non-defaulting Underwriter shall be obligated to purchase the full amount thereof, or

                  (b) if the aggregate principal amount of Defaulted Certificates exceeds 10% of the aggregate principal amount of the Offered Certificates to be purchased pursuant to this Agreement, this Agreement shall terminate, without any liability an the part of the non-defaulting Underwriter.

         No action taken pursuant to this Section 10 shall relieve a defaulting Underwriter from the liability with respect to any default of such Underwriter under this Agreement.

         In the event of a default by any Underwriter as set forth in this
Section 10, the non-defaulting Underwriter and the Depositor shall have the right to postpone the Closing Date for a period not exceeding five Business Days in order that any required changes in the Registration Statement or Prospectus or in any other documents or arrangements may be effected.

         SECTION 11.       TERMINATION OF AGREEMENT

         The Underwriters may terminate this Agreement immediately upon notice to the Depositor, at any time at or prior to the Closing Date if any of the events or conditions described in Section 6(p) of this Agreement shall occur and be continuing. In the event of any such termination, the covenant set forth in
Section 5(g), the provisions of Section 7, the indemnity agreement set forth in
Section 8, and the provisions of Sections 9 and 13 shall remain in effect.

         SECTION 12.       NOTICES

         All statements, requests, notices and agreements hereunder shall be in writing, and:

         (a) if to First Union Capital Markets, a division of Wheat First Securities, Inc., shall be delivered or sent by mail, telex or facsimile transmission to One First Union TW-8, Charlotte, North Carolina 28288,
Attention: Patrick J. Tadie (Fax: (704) 383-6382), and if to Donaldson, Lufkin & Jenrette Securities Corporation, to 277 Park Avenue, 9th Floor, New York, New York 10172 Attention: Paul J. Najarian (Fax: (212) 892-5434) with a copy to the General Counsel's office on the 23rd floor; or

         (b) if to the Depositor, shall be delivered or sent by mail, telex or facsimile transmission to First Union Residential Securitization Transactions, Inc., 301 South College Street, Charlotte, North Carolina 28288, Attention:
Patrick J. Tadie (Fax (704) 383-6382).

         SECTION 13.       PERSONS ENTITLED TO THE BENEFIT OF THIS AGREEMENT

         This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Depositor, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that the representations, warranties, indemnities and agreements contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any of the Underwriters within the meaning of Section 15 of the Securities Act, and for the benefit of directors of the Depositor, officers of Depositor who have signed the Registration Statement and any person controlling the Depositor within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         SECTION 14.       SURVIVAL

         The respective indemnities, representations, warranties and agreements of the Depositor and the Underwriters contained in this Agreement, or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Certificates and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

         SECTION 15.       DEFINITION OF THE TERM "BUSINESS DAY"

         For purposes of this Agreement, "Business Day" means any day other than
(a) a Saturday or Sunday, or (b) a legal holiday in the States of New York or North Carolina or (c) a day on which banking or savings and loan institutions in the States of New York or North Carolina or the state in which the Corporate Trust Office is located are authorized or obligated by law or executive order to be closed or (d) a day on which the New York Stock Exchange, Inc. is closed for trading.

         SECTION 16.       GOVERNING LAW

         This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina, without giving effect to the conflicts of laws provisions thereof.

         SECTION 17.       COUNTERPARTS

         This Agreement may be executed in counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

         SECTION 18.       HEADINGS

         The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

         If the foregoing Underwriting Agreement correctly sets forth the agreement between the Depositor and the Underwriters, please indicate your acceptance in the space provided for that Purpose below.


                                      Very truly yours,

                                      FIRST UNION RESIDENTIAL
                                      SECURITIZATION TRANSACTIONS, INC.

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------



                                      FIRST UNION NATIONAL BANK



                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

CONFIRMED AND ACCEPTED,
as of the date first above written:

FIRST UNION CAPITAL MARKETS,
 a division of WHEAT FIRST SECURITIES, INC.

By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION

By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------